UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
July 15, 1994

                   Sears Credit Account Trust 1989 E
         (Exact name of registrant as specified in charter)


Illinois            33-31877-01            Not Applicable
(State of          (Commission            (IRS Employer
Organization)       File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                            19807
(Address of principal executive offices)      (Zip Code)




Registrant's Telephone Number, including area code:
(302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On July 15, 1994, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.

Item 7.   Financial Statements and Exhibits

   21. Monthly Investor Certificateholders' Statement related to the distribution of July 15, 1994 and reflecting the performance of the Trust during the Due Period ended in June, 1994, which accompanied the distribution on July 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    Sears Credit Account Trust 1989 E
                              (Registrant)


              By:   Sears Receivables Financing Group, Inc.
                         (Originator of the Trust)




Date: July 15, 1994    By:   /S/PERRY N. WEINE
                             Perry N. Weine
                             Vice President, Administration

                                 EXHIBIT INDEX


                                             Page number
                                            in sequential
Exhibit No.                                 number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (July 15, 1994).

                                                 Exhibit 21

         MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

              SEARS CREDIT ACCOUNT TRUST 1989 E
     _____________________________________________________

                          8.65%  CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES
     _____________________________________________________



Under the Pooling and Servicing Agreement dated as of November 13, 1989, by and among Sears, Roebuck and Co.
("Sears"), Sears Receivables Financing Group, Inc. and
Continental Bank, National Association, as Trustee, the
Trustee is required to prepare certain information each month regarding current distributions to Investor
Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of July 15, 1994 (the "current Distribution Date") and with respect to the performance of the Trust during the Due Period ended in June, 1994 (the "related Due Period") is set forth below.
Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor
Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.    Information Regarding the Current Monthly Distribution
      (Stated on the Basis of $1,000 Original Principal
       Amount).
  __________________________________________________________

1.   The  total amount of  the  distribution   to
Investor Certificateholders on  the  current
Distribution Date per $1,000 interest...........$0.000000000

2.   The amount of the distribution set forth in paragraph 1
above in respect of interest on the Investor Certificates,
per $1,000 interest.............................$0.000000000

3.   The amount of the distribution set forth in paragraph 1
above in respect of principal on the Investor Certificates,
per  $1,000 interest...................................$0.00

B.    Information Regarding the Performance of the Trust.
      _________________________________________________

1.   Collections of Receivables.
      __________________________

(a)  The aggregate amount of Collections  of
Finance  Charge  Receivables  processed
during the related Due Period..................$9,252,681.24

(b)  The aggregate amount of Collections  of
Principal  Receivables processed during
the related Due Period........................$36,123,882.26

(c)  The aggregate amount of Collections of Finance Charge
Receivables processed during the related Due Period which
were allocated in respect of the Investor
Certificates...................................$1,972,057.07

(d)  The aggregate amount of Collections of Principal
Receivables processed during the related Due Period which
were allocated in respect of the Investor
Certificates.................................$26,673,986.76

(e)  The aggregate amount of Collections of Finance Charge
Receivables processed during the related Due Period which
were allocated in respect of the Seller
Certificate..................................$7,280,624.17

(f)  The aggregate amount of Collections of Principal
Receivables processed during the related Due Period which
were allocated in respect of the Seller
Certificate..................................$9,449,895.50

2.   Principal Receivables in the Trust;  Principal
Funding Account.
     ______________________________________________

(a)  The  aggregate amount of  Principal Receivables in the
Trust as of the end of the related Due Period (which
reflects the Principal Receivables represented by both the
Seller Certificate and the Investor
Certificates)...............................$581,542,599.68

(b)  The amount of Principal Receivables in the Trust
represented by the Investor Certificates (the "Investor
Interest") as of the end of the related
Due Period ................................$100,000,000.00

(c)  The Investor Interest set forth in paragraph 2(b)
above as a percentage of the aggregate amount of Principal
Receivables set forth in paragraph 2(a) above........17.20%

(d)  The Invested Amount as of the end of the current
Distribution Date..........................$500,000,000.00

(e)  The total amount to be deposited in the Principal
Funding Account in respect of Collections of Principal
Receivables on such Distribution Date.......$25,000,000.00

(f)  The total amount on deposit in the Principal Funding
Account in respect of Collections of Principal Receivables
on such Distribution Date (after giving effect to the
deposit referred to in paragraph 2(e))....$400,000,000.00

(g)  The total Fixed Amount payable by Sears under the
Interest Rate Swap Agreement................$2,703,125.00

(h)  The Deficit Accumulation Amount (after giving effect to the deposit referred to in paragraph 2(e))..........$0.00

3.   Interest Funding Account.
    ___________________________

(a)  The total amount to be deposited in the Interest
Funding Account in respect of Certificate Interest on such
Distribution Date ..........................$3,604,166.67

(b)  The total  amount  on  deposit  in  the Interest
Funding Account in respect of Certificate Interest on such
Distribution Date (after giving effect to the deposit
referred to in paragraph 3(a))..............$7,208,333.34

4.   Investor Charged-Off Amount.
     ___________________________

(a)  The aggregate amount of Receivables charged-off as
uncollectible during the related Due Period allocable to the
Investor Certificates (the "Investor Charged-Off
Amount")......................................$421,294.52

(b)  The Aggregate Investor Charged-Off
Amount..............................................$0.00

5.   Investor Losses; Reimbursement of Charge-Offs.
     _____________________________________________

(a)  The excess of the Investor Charged-Off Amount set
forth in paragraph 3(a) above over the sum of (i) payments
in respect of the Available Subordinated Amount and (ii)
Excess Servicing, if any (an "Investor Loss").......$0.00

(b)  The amount of the Investor Loss set forth in paragraph
4(a) above, per $1,000 interest (which will have the
effect of reducing, pro rata, the amount of each Investor
Certificateholder's investment).....................$0.00

(c) The total amount reimbursed to the Trust in the current month from the sum of the Available Subordinated Amount and Excess Servicing, if any, in respect of Investor Losses
in prior months.................................,,,,$0.00

(d)  The amount set forth in paragraph 4(c) above, per
$1,000 interest (which will have the effect of increasing,
pro rata, the amount of each Investor Certificateholder's
investment).........................................$0.00

(e)  The aggregate amount of Investor Losses in the Trust as of the end of the current Distribution Date.........$0.00

(f)  The amount set forth in paragraph 4(e) above, per
$1,000 interest (which will have the effect of reducing,
pro rata, the amount of each Investor Certificateholder's
investment).........................................$0.00

6.   Investor Servicing Fee.
     ______________________

The  aggregate   amount  of   the   Investor
Monthly  Servicing Fee payable by the  Trust
to the Servicer for the related Due Period....$208,333.33

7.   Available Subordinated Amount.
  ____________________________________________

(a) The amount available to be applied pursuant to Section
4.03 as of the end of the current Distribution
Date.......................................$42,500,000.00

(b) The amount set forth in paragraph 6(a) above as a
percentage of the Invested Amount....................8.50%

8.   Investor Excess Spread Analysis
     _______________________________

                                $                     % (1)
                        _________________  _________________

Allocated Yield (2)       $1,972,057.07             18.93%

Less:
Certificate Interest (3)    $901,041.67              8.65%
Servicing Fees (4)           208,333.33              2.00%
Allocated Charge-Offs (5)    421,294.52              4.04%
                        _________________  _________________
Subtotal                  $1,530,669.52             14.69%
Excess Spread               $441,387.55              4.24%

(1) Annualized percentage of the Investor Interest at the start of the related Due Period (Section B2(b) plus Section
B2(e))
(2)    See Section B1(c) above
(3)    Section B3(a) minus Section B2(g) above
(4)    See Section B6 above
(5)    See Section B4(a) above

Note: Payment rate (aggregate collections/beg. receivables
      balance) for the related Due Period:             7.62%

C.    The Pool Factor.
      _______________

The Pool Factor  (which represents the ratio
of the amount of the Invested  Amount as  of
the  end   of  the   day  on   the   current
Distribution  Date  to  the  amount  of  the
Investor Interest as of the  Closing  Date).
The  amount  of  an  Investor   Certificate-
holder's  pro  rata  share of  the  Invested
Amount can be determined by multiplying  the
original   denomination   of  the   Holder's
Investor Certificate by the Pool Factor..........1.0000000


                  CONTINENTAL BANK, NATIONAL ASSOCIATION
                    as Trustee


                  By:    /S/ C. K. Duncan
                    ________________________________
                  Title: Vice President